Exhibit 99.1
                                            NEWS
FOR RELEASE: May 5, 2009

Court Approves Charter Communications Disclosure Statement

Company to begin solicitation of votes on its Pre-Arranged Joint Plan of Reorganization

Confirmation hearing scheduled for July 20, 2009

St. Louis, MO – Charter Communications, Inc. (Pink OTC: CHTRQ) and its subsidiaries (“Charter” or the “Company”) today announced that the United States Bankruptcy Court for the Southern District of New York (the “Court”) approved the Disclosure Statement filed in connection with the Company’s proposed pre-arranged Joint Plan of Reorganization (the “Pre-Arranged Plan”) and authorized Charter to begin soliciting votes on the Pre-Arranged Plan.  At Charter’s confirmation hearing, the Court will consider approval of the Pre-Arranged Plan, including the reinstatement of the debt of CCO Holdings, LLC and Charter Communications Operating, LLC, both subsidiaries of Charter.
As previously announced, Charter’s Pre-Arranged Plan is supported by Paul G. Allen and his affiliates, as well as by holders of approximately 73% in principal amount of the 11.00% Senior Secured Notes due 2015 of CCH I, LLC and approximately 52% in principal amount of the 10.25% Senior Notes due 2010 and 2013 of CCH II, LLC.
“We are pleased to have reached this important milestone in our financial restructuring, and now with the Court’s authorization, we can begin the solicitation of stakeholder votes on our Pre-Arranged Plan,” said Neil Smit, President and Chief Executive Officer.  “Charter continues to remain focused on offering our customers the latest products and reliable services, including cable, Internet and phone service.  We are moving forward on our financial restructuring as planned and expect to emerge as a stronger company.”
Charter will soon begin the process of soliciting votes for the Pre-Arranged Plan from eligible stakeholders.  The Court has set the voting deadline for June 15, 2009, for eligible stakeholders.  Additionally, the Court scheduled the hearing to consider confirmation of the Pre-Arranged Plan for July 20, 2009.
As previously announced, on March 27, 2009, Charter filed its Pre-Arranged Plan and Chapter 11 petitions in the United States Bankruptcy Court for the Southern District of New York in order to implement a financial restructuring, which, upon approval, would reduce the Company’s debt by approximately $8 billion.  Additional information about Charter’s restructuring, including the Disclosure Statement describing the Pre-Arranged Plan and the terms of the committed and optional investments by members of the Bondholder Committee, is available at the Company’s website www.charter.com.  You may also receive information from the Company’s restructuring information line, 800-419-3922.  For access to Court documents and other general information about the Chapter 11 cases, please visit www.kccllc.net/charter.

About Charter Communications
Charter Communications, Inc. is a leading broadband communications company and the fourth-largest cable operator in the United States. Charter provides a full range of advanced broadband services, including advanced Charter Digital Cable® video entertainment programming, Charter High-Speed® Internet access, and Charter Telephone®.  Charter Business™ similarly provides scalable, tailored, and cost-effective broadband communications solutions to business organizations, such as business-to-business Internet access, data networking, video and music entertainment services, and business telephone.  Charter's advertising sales and production services are sold under the Charter Media® brand.  On March 27, 2009, Charter filed a Pre-Arranged Plan and Chapter 11 petitions in the United States Bankruptcy Court for the Southern District of New York. Charter believes its operations are strong and expects to continue operating as usual during the financial restructuring.  More information about Charter can be found at www.charter.com.

Cautionary Statement Regarding Forward-Looking Statements:
This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial.  Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under "Risk Factors" from time to time in our filings with the Securities and Exchange Commission ("SEC"). Many of the forward-looking statements contained in this release may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "plans," "will," "may," "intend," "estimated," "aim," "on track," "target," "opportunity" and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this release are set forth in other reports or documents that we file from time to time with the SEC, including our quarterly reports on Form 10-Q filed in 2008 and our most recent annual report on Form 10-K, and include, but are not limited to:
•	the completion of the Company's restructuring including the outcome and impact on our business of the proceedings under Chapter 11 of the Bankruptcy Code;

•
the ability of the Company to satisfy closing conditions under the agreements-in-principle and Pre-Arranged Plan and related documents and to have the Pre-Arranged Plan confirmed by the bankruptcy court;

•
the availability of and access to, in general, funds to meet interest payment obligations under our debt and to fund our operations and necessary capital expenditures, either through cash on hand, cash flows from operating activities, further borrowings or other sources and, in particular, our ability to fund debt obligations (by dividend, investment or otherwise) to the applicable obligor of such debt;

•
our ability to comply with all covenants in our indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of our other obligations under cross-default provisions;

•
our ability to repay debt prior to or when it becomes due and/or successfully access the capital or credit markets to refinance that debt through new issuances, exchange offers or otherwise, including restructuring our balance sheet and leverage position, especially given recent volatility and disruption in the capital and credit markets;

•
the impact of competition from other distributors, including incumbent telephone companies, direct broadcast satellite operators, wireless broadband providers, and digital subscriber line ("DSL") providers;

•	difficulties in growing, further introducing, and operating our telephone services, while adequately meeting customer expectations for the reliability of voice services;
•	our ability to adequately meet demand for installations and customer service;
•
our ability to sustain and grow revenues and cash flows from operating activities by offering video, high-speed Internet, telephone and other services, and to maintain and grow our customer base, particularly in the face of increasingly aggressive competition;

•	our ability to obtain programming at reasonable prices or to adequately raise prices to offset the effects of higher programming costs;
•
general business conditions, economic uncertainty or downturn, including the recent volatility and disruption in the capital and credit markets and the significant downturn in the housing sector and overall economy; and

•	the effects of governmental regulation on our business.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this release.

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Contacts:
Media:
Anita Lamont, 314-543-2215
Charter Communications, Inc.

Andy Brimmer / Sharon Stern
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

or

Analysts:
Mary Jo Moehle, 314-543-2397
Charter Communications, Inc.